                                                                Exhibit 99.3 (D)

                      FINANCIAL GUARANTY INSURANCE COMPANY

                     UNAUDITED INTERIM FINANCIAL STATEMENTS

                                 JUNE 30, 1996

                                                                                        PAGE
                                                                                        ----
Balance Sheets........................................................................  B-2
Statements of Income..................................................................  B-3
Statements of Cash Flows..............................................................  B-4
Notes to Unaudited Interim Financial Statements.......................................  B-5

                      FINANCIAL GUARANTY INSURANCE COMPANY

                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                      JUNE 30,       DECEMBER 31,
                                                                        1996             1995
                                                                     -----------     ------------
                                                                     (UNAUDITED)
                              ASSETS
Fixed maturity securities, available for sale, at fair value
  (amortized cost of $2,066,231 in 1996 and $2,043,453 in 1995)....  $ 2,057,812      $2,141,584
Short-term investments, at cost, which approximates market.........      133,832          91,032
Cash...............................................................        1,294             199
Accrued investment income..........................................       37,753          37,347
Reinsurance receivable.............................................        7,358           7,672
Deferred policy acquisition costs..................................       93,100          94,868
Property, plant and equipment net of accumulated depreciation of
  $14,094 in 1996 and $12,861 in 1995..............................        5,573           6,314
Prepaid reinsurance premiums.......................................      156,055         162,088
Prepaid expenses and other assets..................................       50,908          39,198
                                                                      ----------      ----------
          Total assets.............................................  $ 2,543,685      $2,580,302
                                                                      ==========      ==========
               LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums................................................      698,149         727,535
  Losses and loss adjustment expenses..............................       71,034          77,808
  Ceded reinsurance payable........................................        2,777           1,942
  Accounts payable and accrued expenses............................       38,035          32,811
  Due to parent....................................................          267           1,647
  Current federal income taxes payable.............................       67,077          51,296
  Deferred federal income taxes payable............................       63,850          99,171
  Payable for securities purchased.................................       32,186          40,211
                                                                      ----------      ----------
          Total liabilities........................................      973,375       1,032,421
                                                                      ==========      ==========
Stockholder's Equity:
  Common stock, par value $1,500 per share at June 30, 1996 and at
     December 31, 1995: 10,000 shares authorized, issued and
     outstanding...................................................       15,000          15,000
  Additional paid-in capital.......................................      334,011         334,011
  Net unrealized (losses) gains on fixed maturity securities
     available for sale, net of tax................................       (5,472)         63,785
  Foreign currency translation adjustment..........................       (2,296)         (1,499)
  Retained earnings................................................    1,229,067       1,136,584
                                                                      ----------      ----------
          Total stockholder's equity...............................    1,570,310       1,547,881
                                                                      ----------      ----------
          Total liabilities and stockholder's equity...............  $ 2,543,685      $2,580,302
                                                                      ==========      ==========

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY

                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

                                                                         SIX MONTHS ENDED JUNE
                                                                                  30,
                                                                         ---------------------
                                                                           1996         1995
                                                                         --------     --------
REVENUES:
  Gross premiums written...............................................  $ 45,481     $ 42,773
  Ceded premiums.......................................................    (6,643)      (5,965)
                                                                         --------     --------
     Net premiums written..............................................    38,838       36,808
  Decrease in net unearned premiums....................................    23,353       18,136
                                                                         --------     --------
     Net premiums earned...............................................    62,191       54,944
  Net investment income................................................    61,513       59,327
  Net realized gains...................................................     8,348       17,446
                                                                         --------     --------
          Total revenues...............................................   132,052      131,717
                                                                         --------     --------
EXPENSES:
  Losses and loss adjustment expenses..................................    (2,702)         815
  Policy acquisition costs.............................................     9,637        5,308
  Other underwriting expenses..........................................     7,561        8,662
                                                                         --------     --------
          Total expenses...............................................    14,496       14,785
                                                                         --------     --------
  Income before provision for federal income taxes.....................   117,556      116,932
  Provision for federal income taxes...................................    25,071       25,066
                                                                         --------     --------
          Net income...................................................  $ 92,485     $ 91,866
                                                                         ========     ========

             See accompanying notes to interim financial statements

                      FINANCIAL GUARANTY INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                          ($ IN THOUSANDS) (UNAUDITED)

                                                                        SIX MONTHS ENDED JUNE
                                                                                 30,
                                                                       -----------------------
                                                                         1996          1995
                                                                       ---------     ---------
                                                                                   (UNAUDITED)
OPERATING ACTIVITIES:
     Net income......................................................  $  92,485     $  91,866
Adjustments to reconcile net income to net cash provided by operating activities:
     Provision for deferred income taxes.............................      2,400        11,991
     Amortization of fixed maturity securities.......................        398         1,096
     Policy acquisition costs deferred...............................     (8,565)      (10,254)
     Amortization of deferred policy acquisition costs...............     10,333         5,308
     Depreciation of fixed assets....................................      1,233         1,167
     Change in reinsurance receivable................................        314         4,569
     Change in prepaid reinsurance premiums..........................      6,033         5,877
     Foreign currency translation adjustment.........................     (1,226)          972
     Change in accrued investment income, prepaid expenses and other
      assets.........................................................    (12,116)       (3,483)
     Change in unearned premiums.....................................    (29,386)      (24,013)
     Change in losses and loss adjustment expense reserves...........     (6,774)       (4,617)
     Change in other liabilities.....................................      4,678       (11,076)
     Change in current income taxes payable..........................     15,781        (9,625)
     Net realized gains on investments...............................     (8,348)      (17,446)
                                                                       ---------     ---------
     Net cash provided by operating activities.......................     67,240        42,332
                                                                       ---------     ---------
INVESTING ACTIVITIES:
Sales or maturities of fixed maturity securities.....................    406,676       478,328
     Purchases of fixed maturity securities..........................   (429,529)     (413,181)
Sales or maturities (purchases) of short-term investments, net.......    (42,800)     (102,414)
     Purchases of property and equipment, net........................       (492)         (354)
                                                                       ---------     ---------
Net cash used for investing activities...............................    (66,145)      (37,621)
                                                                       ---------     ---------
     Increase (decrease) in cash.....................................      1,095         4,711
     Cash at beginning of period                                             199         1,766
                                                                       ---------     ---------
     Cash at end of period                                             $   1,294     $     477
                                                                       =========     =========

            See accompanying notes to interim financial statements.

                      FINANCIAL GUARANTY INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1996 AND 1995 (UNAUDITED)

(1) BASIS OF PRESENTATION

     The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1996 and 1995, (b) the financial position at June 30, 1996 and December 31, 1995, and (c) cash flows for the six months ended June 30, 1996 and 1995.

     These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) STATUTORY ACCOUNTING PRACTICES

     The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

                      FINANCIAL GUARANTY INSURANCE COMPANY

                       JUNE 30 1996 AND 1995 (UNAUDITED)

     The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                              SIX MONTHS ENDED JUNE 30,
                                               --------------------------------------------------------
                                                         1996                           1995
                                               -------------------------     --------------------------
                                                 NET       STOCKHOLDER'S       NET        STOCKHOLDER'S
                                               INCOME         EQUITY          INCOME         EQUITY
                                               -------     -------------     --------     -------------
GAAP basis amount............................  $92,485      $ 1,570,310      $ 91,866      $ 1,441,820
Premium revenue recognition..................   (4,061)        (170,988)       (9,905)        (154,322)
Deferral of acquisition costs................    1,768          (93,100)       (4,946)         (95,874)
Contingency reserve..........................       --         (415,603)           --         (357,817)
Non-admitted assets..........................       --           (4,837)           --           (6,579)
Case-basis losses incurred and salvage
  recoverable................................   (3,394)          (3,446)        6,631            2,531
Portfolio loss reserves......................       --           24,000       (10,900)          35,200
Deferral of income tax.......................    2,400           66,796        11,991           57,466
Unrealized gains on fixed maturity securities
  held at fair value, net of taxes...........       --            5,472            --          (27,827)
Profit commission............................    1,273           (4,471)        4,909           (3,931)
Contingency reserve tax deduction............       --           85,176            --           78,196
Provision for unauthorized reinsurance.......       --               --            --             (266)
Allocation of tax benefits due to Parent's
  net operating loss to the Company..........       (4)          10,287           244            9,898
                                               -------       ----------      --------       ----------
Statutory basis amount.......................  $90,467      $ 1,069,596      $ 89,845      $   978,495
                                               =======       ==========      ========       ==========

(3) DIVIDENDS

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

     - Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

     - Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The amount of the Company's surplus available for dividends during 1996 is approximately $106.2 million.

(4) INCOME TAXES

     The Company's effective Federal corporate tax rate (21.3 percent and 21.4 percent for the six months ended June 30, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5) REINSURANCE

     In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $12.7 million and $11.6 million, respectively, for the six months ended June 30, 1996 and 1995.